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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this
Registration Statement on Form S-1 (file no. 333-   ).

May 29, 1998

/s/ Arthur Andersen LLP